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                                                                    EXHIBIT 10.6

                       INTEGRATED MEDICAL SYSTEMS, INC.
                            1989 STOCK OPTION PLAN


1.   Purpose of the Plan

     The purpose of this 1989 Stock Option Plan ("Plan") of Integrated Medical Systems, Inc., a Colorado corporation ("Company"), is to secure and retain key employees and directors responsible for the success and management of the Company and its subsidiary corporations, to motivate such persons to exert their best efforts on behalf of the Company, to encourage stock ownership and to provide such persons with proprietary interest in, and a greater concern for, the welfare of, and an incentive to continue as employees and directors of, the Company or its subsidiary corporations through the granting of stock options entitling such employees and directors to purchase shares of the Company's common stock pursuant to this Plan. A portion of the options authorized by this Plan may be issued to certain employees and directors in exchange for other outstanding options to purchase a like number of shares.

2.   Shares of Stock Subject to the Plan

     The total number of shares of the Company's no par value common stock ("Common Stock") for which options to purchase such shares ("options") may be granted under the Plan is 750,000 shares. Such shares may consist, in whole or in part, of authorized but unissued shares of the Common Stock or issued shares of the Common Stock which have been reacquired by the Company. Options to purchase up to 337,500 of such shares may be granted in exchange for other outstanding options held by certain employees and directors. No option shall be granted under the Plan after August 31, 1999. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may be granted again under this Plan. The Board of Directors and the proper officers of the Company shall from time to time take appropriate action required for delivery of Common Stock in accordance with the options and any exercise thereof.

3.   Administration of the Plan

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," provided that if at the time of granting any option under this Plan, no securities of the Company are registered under the Securities Exchange Act of 1934, as amended (the "Act"), then the action of the Board of Directors of the Company shall be deemed to be the action of the Committee. The Committee shall consist of at least three members of the Board of Directors of the Company chosen by the Board who, as of the date of any action by the Committee, are not then, and have not been during the preceding 12 months, employees of the Company. If the Committee thus established shall consist of fewer than three members at the time of any action by the Committee, then the directors shall select enough other

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shareholders to serve on the Committee to have three members and to meet any requirements of (S) 422A of the Code and regulations adopted thereunder and regulations adopted under Section 16(b) of the Act. The decision of a majority of those present at any meeting of the Committee where a quorum consisting of a majority of the Committee is present shall constitute the decision of the Committee. The Committee is authorized and empowered to administer the Plan and, consistent with the terms of the Plan, to (a) select the employees and directors to whom stock options are to be granted and to fix the number of shares and other terms and conditions of the options to be granted; (b) determine the date upon which options shall be granted and the terms and conditions of the granted options in a manner consistent with the Plan, which terms need not be identical as between options or Optionees; (c) interpret the Plan and the options granted under the Plan; (d) adopt, amend and rescind rules and regulations for the administration of the Plan; and (e) direct the Company to execute option agreements pursuant to the Plan. All such actions of the Committee (or of the Board of Directors if its actions are deemed to be the actions of the Committee as permitted in the first sentence of this Section 3) shall be binding upon all participants in the Plan.

4.   Eligibility and Limitation on Granted Options

     The employees and directors of the Company or any of its subsidiary corporations who shall be eligible to receive grants of options under the Plan shall be those directors and key employees, including officers or directors of the Company or its subsidiary corporations, who are from time to time responsible for the management, direction, policies, planning, growth and protection of the business of the Company and who shall have been selected by the Committee to receive options under the Plan. The directors and employees to receive options under the Plan shall be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each employee and director selected. The term "subsidiary corporation" shall have the same meaning as set forth in Section 425(f) of the Internal Revenue Code of 1986, as amended.

5.   Option Exercise Price

     The exercise price of each option issued under this Plan shall be determined by the Committee at the time the option is granted. Options to purchase up to 337,500 shares which may be granted to certain employees and directors in exchange for a like number of outstanding options shall have the same exercise price as the options for which they are being exchanged. The option exercise price for the option to purchase the remaining 412,500 shares of common stock subject to this Plan shall in no event be less than 100% of the fair market value of the Company's Common Stock on the date of grant. For purposes of this Plan, the fair market value of the Company's Common Stock shall be determined as follows:

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     (i)  If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the fair market value shall be the last reported sale price of the Common Stock on the date the option is granted or if no such sale is made on such date, the average of the last reported highest closing bid and the lowest closing asked prices for such date on such exchange; or

     (ii) If the Common stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be equal to the mean between the bid and asked prices of the Common Stock as quoted in the over-the-counter market at the close of business on the date such option is granted, or, if there were no sales on such date, the most recent date upon which such Common Stock was traded prior to the grant of such option; or

     (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported or the Common Stock is closely held and not publicly traded, the current fair market value shall be determined in such reasonable manner as may be chosen by the Committee.

6.   PERIOD OF OPTION AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE

     (a) Exercise Period. All options issued under the Plan shall be exercisable for such period as the Committee shall determine, but in no event for more than 10 years after the grant thereof. In no event may an option be exercised within three (3) months of its grant or after the expiration of its term.

     (b) Payment for Shares. Payment in full, in cash, shall be made for all shares purchased pursuant to the exercise of an option. All options shall be exercised for 100 shares, or multiple thereof, or for the full number of shares for which the option is then exercisable. No holder of an option ("Optionee") shall have the right to dividends or other rights of a shareholder with respect to shares subject to an option until the Optionee has given written notice of exercise of the Optionee's option and paid in full for such shares.

     (c) Manner of Exercise. Any option granted pursuant to this Plan may be exercised at such time or times as set forth in the option, by surrender of the option granted under this Plan and delivery of written notice to any officer or director of the Company other than the Optionee, together with payment in full, in cash, for the number of shares to be purchased pursuant to such exercise. Such notice (i) shall state the election to exercise the option, (ii) shall state the number of shares in respect of which the option is being exercised,
(iii) shall contain such representations and agreements concerning the Optionee's investment intent with respect to such shares of Common Stock as shall be satisfactory to the Company's counsel, and (iv) shall be signed by the Optionee. The shares so purchased shall be deemed to be issued by the close of business on the date on which such option is exercised even though the stock certificate or certificates evidencing such

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shares in the name of the Optionee may not be issued for a reasonable time after the date of such exercise. The Company represents and covenants that upon payment in full for the shares purchased upon the exercise of an option, in whole or in part, such shares shall be fully paid and nonassessable.

     (d) Limitation on Transfer of Shares. Unless registered under the Securities Act of 1933 (the "Act"), the options and all shares issued under the Plan shall be "restricted securities" as defined in Rule 144 of the Act and the certificate evidencing such options and the underlying shares shall contain a legend as follows:

          "The securities represented by this certificate may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 ("Act") or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     (e) Death of Optionee. If an Optionee dies, any option previously granted to the Optionee which is exercisable at the date of death shall be exercisable by the personal representative or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the option directly from the Optionee by will or by the laws of descent and distribution at any time within (i) three (3) months after such Optionee's death or, if the Optionee was employed for at least three (3) years prior to his or her death, options which were exercisable at the time of termination of employment may be exercised for the balance of the term of the option in accordance with its terms or (ii) the expira tion date of such option, whichever occurs earlier.

     (f) Disability of Optionee. If an Optionee becomes permanently and totally disabled ("disability"), and at the time of such disability the Optionee is entitled to exercise such option, the Optionee shall have the right to exercise such option within one (1) year after such disability provided that the Optionee exercises within no later than the expiration date of such option. If Optionee was employed by the Company for at least three (3) years before becoming disabled, options exercisable upon termination of employment shall remain exercisable during the term of the option in accordance with its terms. For purposes of this Section 6(f), an Optionee shall be considered to be totally and permanently disabled if a qualified medical physician approved by the Company certifies to the Company that such Optionee is unable to be gainfully employed by the Company by reason of a diagnosed and determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (g) Optionee's Termination. If the employment by the Company of an Optionee is terminated for any reason other than death, disability or Termination for Cause as hereinafter defined, any previously granted option held by the Optionee, which is exercisable as of the date of termination, may be exercised for three (3) months after the date of resignation or termination and after three months from termination, if not exercised, the right to

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purchase the shares underlying the option shall automatically terminate and the unexercised portion thereof shall be null and void. Options held by any Optionee whose employment or service as a director of the Company ceases due to his or her Termination for Causes as defined herein shall immediately become null and void and the Optionee shall have no right to purchase the shares of common stock underlying such option from and after the date of such termination of employemnt or service as a director. For purposes of this Section 6(g), "Termination for Cause" shall mean termination by an appropriate officer of the Company or the Board of Directors of the Company due to conviction for the commission of a felony crime, improper conduct involving moral turpitude, the commission of fraudulent activities involving the Company, or other improper conduct knowingly undertaken contrary to the best interests of the Company in the reasonable determination of the Board of Directors of the Company.

7.   WITHHOLDING OF TAXES

     It is acknowledged that the exercise of options granted under this Plan may represent compensation for services provided by an employee or director of the Company and such exercise may be subject to withholding by the Company of appropriate payroll taxes, including without limitation, FICA, FUTA and other withholding taxes under applicable federal and estate tax laws. Each option granted under this Plan shall entitle the Company to withhold amounts otherwise due to the Optionee if required by applicable tax laws upon exercise of an option.

8.   RESTRICTION ON ASSIGNABILITY

     No option granted under this Plan shall be transferable in any manner other than by will or the laws of descent and distribution. During the lifetime of each Optionee or the expiration of the period in which such option may be exercised as provided in Section 6(a) hereof, whichever occurs earlier, such option will be exercisable only by the Optionee.

9.   DILUTION OR OTHER ADJUSTMENTS

     (a) Adjustment of Exercise Price for Stock Splits, Reverse Stock Splits and Stock Dividends. If the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or if any dividend payable on the Common Stock in shares of Common Stock shall occur at the time that any remains unexercised in whole or in part, the exercise price and the number of shares of Common Stock available for purchase immediately prior to such subdivision, combination or dividend shall be proportionately adjusted as follows:

          (i) If a net increase shall have been effected in the number of outstanding shares of the Company's Common Stock, the number of shares underlying an option shall be proportionately increased, and the exercise price payable per share shall be proportionately reduced; and

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          (ii)  If a net reduction shall have been effected in the number of outstanding shares of the Company's Common Stock, the shares underlying such option shall be proportionately reduced and the cash consideration payable per share shall be proportionately increased.

     (b)  Recapitalization or Merger.  If the outstanding shares of Common
Stock which are eligible for the granting of options hereunder, or subject to options theretofore granted, shall at any time be changed or exchanged by declaration of a stock dividend, split-up, subdivision or combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan or subject to any options previously granted, and the option prices, shall be appropriately and equitably adjusted, so as to maintain the proportionate number of shares without changing the aggregate option price. All such adjustments shall be made by the Committee, and, in the absence of fraud, the decision of the Committee shall be final. In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation and the holder of Common Stock receives securities of another corporation, any outstanding options hereunder shall terminate as of the effective date of such event; provided that immediately prior to such event each optionee shall have the right to exercise any unexpired option in whole or in part. The Company shall afford each person who holds an option under this Plan with at least 30 days advance written notice of such event. The existence of this Plan, or of any options hereunder, shall not in any way prevent any transaction described in this section, nor shall anything contained in this Plan prevent the substitution of a new option by a surviving corporation.

     (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Optionee a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Optionee, furnish or cause to be furnished to such Optionee a like certificate setting forth:

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     (i)  Such adjustments or readjustments;

     (ii)  The exercise price of such options at the time in effect; and

     (iii) The number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of such options.

     (d) Notices of Record Date. If (i) the Company establishes a record date to determine the holders of any class of securities for the purpose of determining who is entitled to receive any dividend or other distribution, (ii) the Company shall offer to the holders of Common Stock for subscription or purchase by them of any shares of stock of any class or any other rights, or
(iii) any capital reorganization of the Company, reclassification of the capital stock of the company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company or dissolution, liquidation or winding up of the Company ("Certain Events") shall be effected, the Company shall mail to each Optionee at least ten (10) days prior to the date specified for the taking of
(A) a record or (B) the proposed action, a notice specifying the proposed action to be taken and stating the date (1) of record for any such dividend or distribution or (2) when any such Certain Events are to be consummated and the date, if any, to be fixed as to when the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the completion of any such Certain Events.

10.  USE OF PROCEEDS

     Proceeds from the sale of Common Stock pursuant to the exercise of options granted under this Plan shall constitute general funds of the Company.

11.  RESERVATION OF ISSUANCE OF SHARES

     The Company shall at all times during the duration of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options granted pursuant to this Plan, and shall pay all original issue and transfer taxes with respect to the issuance of shares pursuant to the exercise of such options, and shall pay all of the fees and expenses necessarily incurred in connection with the exercise of such options and the issuance of such shares.

12.  AMENDMENTS

     The Board of Directors may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Optionee under any options previously granted, without such Optionee's consent.

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13.  INDEMNIFICATION

     The members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be party by reason of any action taken or failure to act under or in connection with this Plan or any option granted thereunder and against all amounts paid by them in settlement thereof (providing such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Committee is liable for gross negligence, fraud or willful misconduct in the performance of such member's duties so long as within sixty (60) days after institution of any such action, suit or proceeding such member shall offer in writing the Company an opportunity, at the Company's own expense, to handle and defend such action, suit or proceeding.

14.  EFFECTIVE DATE OF PLAN

     This Plan shall be effective as of the date of its approval by the directors.

15.  MISCELLANEOUS

     Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words of the plural may be construed as denoting the singular, and words of one gender may be construed as denoting such other gender as is appropriate. Paragraph headings are not to be considered part of this Plan and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

Dated:  Effective as of December 31, 1989
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                                   INTEGRATED MEDICAL SYSTEMS, INC.,
                                   a Colorado corporation

S E A L

                                   By: /s/ Alan S. Danson
                                       ---------------------------------
                                        Alan S. Danson, President

ATTEST:



By: /s/ James A. Larson
    -------------------------
James A. Larson, Secretary

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